SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

CENTERPOINT ENERGY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE 2004 ANNUAL MEETING OF SHAREHOLDERS OF CENTERPOINT ENERGY, INC. IS SCHEDULED FOR 9:00 A.M. CENTRAL TIME ON THURSDAY, JUNE 3, 2004 IN THE AUDITORIUM OF 1111 LOUISIANA STREET, HOUSTON, TEXAS.

For your convenience, CenterPoint Energy, Inc. as plan sponsor of the CenterPoint Energy, Inc. Savings Plan has authorized delivery of your proxy and related 2004 Annual Meeting materials by electronic mail to your Company e-mail address. This method of delivery eliminates delays experienced using U.S. mail, allows confirmation of your receipt of the annual meeting materials, and helps protect the confidentiality of your vote.

Your vote is important. Please follow the instructions below and vote now. Use your proxy to instruct The Northern Trust Company, as Trustee of the CenterPoint Energy, Inc. Savings Plan, how to vote the shares of company common stock attributable to your plan account. The Trustee will vote your shares in accordance with your instructions. Voting directions will be accepted by the Trustee up until 11:59 p.m. Eastern Time on May 31, 2004. Any shares of company stock for which instructions are not received by 11:59 p.m. Eastern Time on May 31, 2004, and shares that have not been allocated to the account of any participant will be voted by the Trustee in the same proportion as the shares for which voting instructions have been received unless to do so would be inconsistent with the requirements of the Employee Retirement Income Security Act of 1974 as amended.

2004 CENTERPOINT ENERGY, INC. Annual Meeting of Shareholders

MEETING DATE: June 3, 2004

RECORD DATE: April 5, 2004

CUSIP NUMBER: 15189T107

CONTROL NUMBER: 012345678901

NOTE: If you hold equivalent shares in both the CenterPoint Energy, Inc. Savings Plan and the CenterPoint Energy, Inc. Employee Stock Ownership Plan you will receive two e-mails, one for each plan account with distinct control numbers. Please vote your shares for each plan account.

To access ProxyVote.com you will need the control number identified above and your four digit PIN. Your PIN is the last four digits of your social security number.

If you wish to vote by telephone, then please call 1-800-690-6903. You will need your control number to vote.

You may need Adobe Acrobat Reader to view the annual meeting materials. To download the free Adobe Acrobat Reader, click the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

To view the annual meeting materials and vote, click on one of the links below:

http://www.proxyvote.com/0012345678901

For our secure site:

https://www.proxyvote.com/0012345678901

2004 Annual Meeting materials including the CenterPoint Energy, Inc. 2003 Annual Report, Notice of Annual Meeting and Proxy Statement and Form 10-K for CenterPoint Energy, Inc. for fiscal year ending December 31, 2003 may be found on the following websites:

ANNUAL REPORT

http://ww3.ics.adp.com/streetlink/cnp

FORM 10-K

http://ww3.ics.adp.com/streetlink/cnp

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

http://ww3.ics.adp.com/streetlink/cnp

If you wish to receive a hard copy of the 2003 Annual Report, Notice of Annual Meeting and Proxy Statement and Form 10-K for CenterPoint Energy, Inc. for fiscal year ending December 31, 2003, please call (888) 468-3020.